UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015

ENVISION SOLAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53204	26-1342810
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9270 Trade Place, San Diego, CA	92126
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 799-4583

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07               Submission of Matters to a Vote of Security Holders.

                On July 16, 2015, the Company conducted an Annual Meeting of its stockholders at its corporate offices at 9270 Trade Place, San Diego, California, 92126.  At the Annual Meeting of the Stockholders, the stockholders were asked to consider and vote upon the following proposals:

1.        The election of five members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  The following persons were nominated to be directors of the Company: Robert Noble, Chairman, Jay S. Potter, John Evey, Donald Moody, and Desmond Wheatley.

2.        Ratification of the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal years ending December 31, 2014 and December 31, 2015.

3.        Approval, by a non-binding vote, the executive compensation program of the Company.

4.        Recommend the frequency, by non-binding vote, of future non binding votes on the executive compensation program of the Company.

A quorum of shareholders was present at the meeting in person or by proxy. Based on the completed count of votes by the Inspector of Election for the shareholder meeting, the following shareholder vote was made for the following proposals with the following voting results:

1.             Proposal One:       To elect a Board of up to five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.  The nominees were Robert Noble, Jay S. Potter, Donald Moody, John Evey and Desmond Wheatley.

	For	Withheld	Broker Non-Votes
Robert Noble:	41,193,751	1,740,784	17,083,768
Jay S. Potter:	42,183,823	750,712	17,083,768
Donald Moody:	41,196,251	1,738,284	17,083,768
John Evey:	41,216,800	1,717,735	17,083,768
Desmond Wheatley:	42,744,012	190,523	17,083,768

2.             Proposal Two:      To ratify the appointment of Salberg & Company, P.A. as independent registered public accountants for the fiscal years ending December 31, 2014 and December 31, 2015.

For	Against	Withheld	Broker Non-Votes
58,805,814	1,152,806	59,683	n/a

3.             Proposal Three:    Approval, by non-binding vote, the executive compensation program of the Company.

For	Against	Withheld	Broker Non-Votes
41,582,300	1,148,887	203,348	17,083,768

4.             Proposal Four:      Recommend the frequency, by non-binding vote, of future non-binding votes on the executive compensation program of the Company.

One year	Two years	Three years	Withheld	Broker Non-Votes
42,777,843	16,044	203,348	116,196	17,083,768

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

July 20, 2015

By: /s/ Desmond Wheatley

Desmond Wheatley, Chief Executive Officer